Financial Instruments (Details 1) - USD ($)	May 31, 2019	Nov. 30, 2018
Total accounts receivable	$ 361,673	$ 305,912
Less allowance for doubtful accounts	(66,849)	(66,849)
Total accounts receivable, net	294,824	239,063
Not past due	294,824	239,063
Total accounts receivable, gross	361,673	305,912
Past due for more than 31 days but no more than 90 days [Member]
Past due	0	0
Past due for more than 120 days [Member]
Past due	$ 66,849	$ 66,849